Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF 99 CENTS ONLY STORES LLC

This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the “Report”) for the period ended September 28, 2013 of 99 Cents Only Stores LLC (the “Issuer”).

I, Frank Schools, the Chief Financial Officer of the Issuer certify that to the best of my knowledge:

(i) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  November 8, 2013

By:	/s/ Frank Schools
Frank Schools, Senior Vice President, Chief Financial Officer and Treasurer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C 1350) and is not being filed as part of the Report or as a separate disclosure document.